UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23231

OFI Funds Trust

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)    (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: April 30

Date of reporting period: 10/31/2018

Item 1.  Reports to Stockholders.

Semiannual Report	10/31/2018

An Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd., a global investment management company, will acquire OppenheimerFunds, Inc. As of the date of this report, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

Performance

CUMULATIVE TOTAL RETURNS AT 10/31/18

	Class I	Class Y	MSCI All Country World Index
6-Month	-10.36%	-10.36%	-3.94%
Since Inception (12/21/17)	-10.90	-10.90	-3.65

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: There is no sales charge for Class I and Class Y shares. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

3      OFI PICTET GLOBAL ENVIRONMENTAL SOLUTIONS FUND

Fund Performance Discussion

From April 30, 2018 to October 31, 2018 (the “reporting period”), the Fund’s Class I shares returned -10.36%. During the period, the Fund underperformed the MSCI All Country World Index (the “Index”), which returned -3.94%.

MARKET REVIEW

Investors heading into summer had no shortage of worries as escalating trade tensions threatened to hit corporate profits and derail the global economy at a time when major central banks were draining monetary stimulus. While trade war headlines continued to dominate the news during the summer, the global economy and markets remained surprisingly resilient until end of September. However, the run-up to Halloween was a horror show for most markets and sectors as investors took fright at a combination of ever tightening U.S. monetary policy and ever hotter global trade frictions.

Over the full six-month period, the MSCI All Country World Index returned -3.94% in USD, with Emerging Market underperforming Developed Market strongly with -16.6% compared to -2.2% (as measured by the MSCI Emerging Markets Index and MSCI Developed World Index, respectively). The best performing sectors included Healthcare, Information Technology, Consumer Staples, and Utilities, while Materials, Financials, Energy, Industrials, Consumer Discretionary, Telecommunication Services, and Real Estate underperformed. In the same period, the dispersion between small cap -6% and large cap -1.2% further increased (as measured by the MSCI World Small Index and MSCI World Large Index), while Growth stocks barely outperformed Value during the period but underperformed by -4.1% in October further adding to headwinds for the strategy (as measured by the MSCI World Growth Index and MSCI World Value Index.

FUND REVIEW

The Fund invests in companies that play an active role in contributing to a cleaner environment and a less natural-resources-intensive economy. The Fund’s exposure is broadly diversified across different themes and is the result of bottom-up analysis.

The Energy Efficiency theme was the largest detractor to performance during the period. Automotive component manufacturers providing solutions for fuel efficiency such as Valeo and Delphi Technologies reduced their guidance for 2019 due to a weaker Chinese market than previously expected, uncertainty around trade, as well as a change in European emissions testing regulation. A.O. Smith, a leading manufacturer of energy efficient water heaters, lowered its guidance due to a temporary slowdown in its Chinese business, which is a key growth engine for the company. Kion Group, a leading lithium-ion

4      OFI PICTET GLOBAL ENVIRONMENTAL SOLUTIONS FUND

battery forklift manufacturer and supplier of warehouse management solutions, suffered from a broad de-rating of European midcap industrial stocks, despite posting strong fundamentals.

The Waste Management & Recycling theme also contributed negatively, in particular due to weakness in the stock prices of Smurfit Kappa, DS Smith and Westrock. Despite a robust supply-demand situation and pricing environment in the containerboard market, news flow of future industry capacity additions and investor concerns that we may be close to a peak in the cycle caused a sharp de-rating of these stocks, creating attractive valuation opportunities.

The Pollution Control theme contributed positively, in particular thanks to the performance of Thermo Fisher, Donaldson and Tetra Tech, all of which posted strong quarterly results. Thermo Fisher posted double-digit organic revenue growth across its portfolio of life sciences and diagnostic tools businesses, which bodes well for 2019. Donaldson looks well positioned for high-single-digit revenue growth across its engine and industrial filtration segments. Tetra Tech reported a record order book across its U.S. Federal, U.S. State & Local and International businesses, all buoyed by strong demand for environmental services and sustainable design solutions.

The Fund’s theme related to the trend of manufacturing digitalization, referred to as Dematerialised Economy, also contributed positively relative to the other themes. Cadence and Synopsis were key drivers of performance. These two companies are seeing very healthy demand for their software solutions, which enable semiconductor chip manufacturers to build microchips that are increasingly smaller, more powerful, and more power efficient. The good performance of these two stocks was somewhat offset by the negative performance of Applied Materials and Advanced Energy Industries. These companies are equipment providers to the semiconductor industry and are, therefore, relatively more exposed to the underlying investment cycle than Cadence and Synopsis. They both de-rated over the period as near-term demand for memory and logic has softened and will likely remain weak during the first half of 2019. We see this as a very attractive entry point for the long term, because we believe in the long-term growth of the semiconductor industry and we believe that the barriers to entry have become extremely high in semiconductor manufacturing.

STRATEGY & OUTLOOK

We believe that exposure to environmental trends can offer investors an attractive long-term risk return profile. Population growth, economic expansion and the rise of the global middle class are increasing the strain on natural resources. Pollution is becoming a widespread political issue, particularly in developing countries where environmental awareness is rising. The Fund invests in companies that play an active role in

5      OFI PICTET GLOBAL ENVIRONMENTAL SOLUTIONS FUND

contributing to a cleaner environment and a less natural-resources-intensive economy. We believe that these companies will experience increasing demand for their products and services; a globally diversified portfolio that benefits from such investment opportunities should outperform the broader market over the long term.

The secular growth of sales and earnings for the Fund’s holdings looks robust for 2019 and beyond. The secular trends of resource efficiency and pollution control remain valid even amid rising concerns over global trade. Manufacturing activity remains healthy in the U.S. and this will continue to support investments in energy-efficient technologies

Luciano Diana Portfolio Manager

related to industrial automation. While the prospect of trade tariffs has hurt sentiment particularly hard among semiconductor and automotive-part-manufacturing stocks, this has created some attractive buying opportunities for long-term investors. Demand for simulation, 3D modelling, and product lifecycle management software is accelerating, driven by new applications and improvements in computing power. The water segment continues to look attractive, benefiting from infrastructure needs driven by urbanisation, the ageing of existing assets and increasing regulation. Finally, waste management in the U.S. as well as recycled containerboard packaging remain attractive because of tailwinds in terms of volume and pricing.

Gabriel Micheli, CFA Portfolio Manager

The Portfolio Managers are employed by the Fund’s sub-sub-adviser, Pictet Asset Management SA. The opinions of the Portfolio Managers do not necessarily reflect the opinions of OppenheimerFunds.

The Fund’s performance is compared to the performance of the MSCI All Country World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and

6      OFI PICTET GLOBAL ENVIRONMENTAL SOLUTIONS FUND

operating expenses. The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager(s) and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on October 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7      OFI PICTET GLOBAL ENVIRONMENTAL SOLUTIONS FUND

Top Holdings and Allocations

TOP TEN HOLDINGS

Oppenheimer Institutional Government Money Market Fund, Cl. E	4.0%
Agilent Technologies, Inc.	3.9
Cadence Design Systems, Inc.	3.8
Thermo Fisher Scientific, Inc.	3.8
Ecolab, Inc.	3.8
Synopsys, Inc.	3.7
American Water Works Co., Inc.	3.5
Danaher Corp.	3.5
Waste Management, Inc.	3.4
Waste Connections, Inc.	3.4

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2018, and are based on net assets.

REGIONAL ALLOCATION

U.S./Canada	64.7%
Europe	29.9
Asia	5.4

Portfolio holdings and allocation are subject to change. Percentages are as of October 31, 2018, and are based on total market value of investments.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2018, and are based on the total market value of common stocks.

For more current Fund holdings, please visit oppenheimerfunds.com.

8      OFI PICTET GLOBAL ENVIRONMENTAL SOLUTIONS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      OFI PICTET GLOBAL ENVIRONMENTAL SOLUTIONS FUND

Actual	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During 6 Months Ended October 31, 2018
Class I	$1,000.00	$896.40	$4.07
Class Y	1,000.00	896.40	4.55

Hypothetical
(5% return before expenses)
Class I	1,000.00	1,020.92	4.34
Class Y	1,000.00	1,020.42	4.85

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2018 is as follows:

Class	Expense Ratios
Class I	0.85%
Class Y	0.95

The expense ratio reflects voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      OFI PICTET GLOBAL ENVIRONMENTAL SOLUTIONS FUND

STATEMENT OF INVESTMENTS October 31, 2018 Unaudited

	Shares	Value
Common Stocks—98.3%
Consumer Discretionary—2.6%
Auto Components—1.5%
Aptiv plc	3,910	$300,288
Valeo SA	3,402	109,832
		410,120
Distributors—1.1%
LKQ Corp.[1]	10,160	277,063
Financials—1.7%
Real Estate Investment Trusts (REITs)—1.7%
Equinix, Inc.	1,236	468,123
Health Care—15.2%
Health Care Equipment & Supplies—3.5%
Danaher Corp.	9,492	943,505
Life Sciences Tools & Services—11.7%
Agilent Technologies, Inc.	15,890	1,029,513
Eurofins Scientific SE	1,277	645,290
Thermo Fisher Scientific, Inc.	4,321	1,009,602
Waters Corp.[1]	2,263	429,268
		3,113,673
Industrials—30.9%
Building Products—6.3%
A.O. Smith Corp.	12,070	549,547
Geberit AG	1,998	781,969
Kingspan Group plc	8,254	358,750
		1,690,266
Commercial Services & Supplies—12.0%
China Everbright International Ltd.	285,981	228,896
Republic Services, Inc., Cl. A	10,477	761,468
Tetra Tech, Inc.	6,010	396,900
Waste Connections, Inc.	11,712	895,265
Waste Management, Inc.	10,146	907,763
		3,190,292
Electrical Equipment—4.5%
Legrand SA	12,495	816,723
Nidec Corp.	2,300	297,674
Rockwell Automation, Inc.	587	96,696
		1,211,093

	Shares	Value
Machinery—8.1%
Donaldson Co., Inc.	9,016	$462,341
KION Group AG	5,095	298,766
Spirax-Sarco Engineering plc	8,599	710,405
Xylem, Inc.	10,404	682,294
		2,153,806
Information Technology—22.8%
Electronic Equipment, Instruments, & Components—7.3%
Coherent, Inc.[1]	449	55,290
Halma plc	22,197	376,343
Hexagon AB, Cl. B	5,337	261,268
Horiba Ltd.	7,500	350,241
Keyence Corp.	800	389,763
Trimble, Inc.[1]	13,700	512,106
		1,945,011
Semiconductors & Semiconductor Equipment—5.4%
Advanced Energy Industries, Inc.[1]	6,278	270,142
Applied Materials, Inc.	21,547	708,466
ASML Holding NV	2,691	460,146
		1,438,754
Software—10.1%
ANSYS, Inc.[1]	2,862	428,012
Aspen Technology, Inc.[1]	1,612	136,843
Cadence Design Systems, Inc.[1]	22,778	1,015,215
Dassault Systemes SE	1,062	132,798
Synopsys, Inc.[1]	11,043	988,680
		2,701,548
Materials—19.4%
Chemicals—10.3%
Chr. Hansen Holding AS	3,379	341,182
Croda International plc	10,975	675,804
Ecolab, Inc.	6,538	1,001,295
Ingevity Corp.[1]	3,313	301,748
Symrise AG	5,185	435,447
		2,755,476
Containers & Packaging—5.2%
DS Smith plc	88,285	442,811
Packaging Corp. of America	2,552	234,299

11      OFI PICTET GLOBAL ENVIRONMENTAL SOLUTIONS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Containers & Packaging (Continued)
SIG Combibloc Group AG1	27,407	$303,854
WestRock Co.	9,845	423,040
		1,404,004
Paper & Forest Products—3.9%
Mondi plc	23,078	543,139
Smurfit Kappa Group plc	14,974	488,402
		1,031,541
Utilities—5.7%
Water Utilities—5.7%
American Water Works Co., Inc.	10,670	944,615
Aqua America, Inc.	11,173	363,458

	Shares	Value
Water Utilities (Continued)
Beijing Enterprises Water Group Ltd.	404,000	$206,047
		1,514,120
Total Common Stocks (Cost $28,188,740)		26,248,395
Investment Company—4.0%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.12%[2,3] (Cost $1,077,159)	1,077,159	1,077,159
Total Investments, at Value (Cost $29,265,899)	102.3%	27,325,554
Net Other Assets (Liabilities)	(2.3)	(625,189)
Net Assets	100.0%	$26,700,365

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	April 30, 2018	Additions	Reductions	October 31, 2018
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	98,625	24,811,049	23,832,515	1,077,159

				Change in
			Realized	Unrealized
	Value	Income	Gain (Loss)	Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$1,077,159	$5,135	$—	$—

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$16,774,739	61.4%
United Kingdom	2,748,502	10.0

12      OFI PICTET GLOBAL ENVIRONMENTAL SOLUTIONS FUND

Geographic Holdings (Continued)	Value	Percent
Switzerland	$1,085,823	4.0%
France	1,059,352	3.9
Japan	1,037,678	3.8
Canada	895,265	3.3
Ireland	847,152	3.1
Germany	734,214	2.7
Luxembourg	645,290	2.4
Netherlands	460,146	1.7
China	434,943	1.6
Denmark	341,182	1.2
Sweden	261,268	0.9
Total	$27,325,554	100.0%

See accompanying Notes to Financial Statements.

13      OFI PICTET GLOBAL ENVIRONMENTAL SOLUTIONS FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2018 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $28,188,740)	$26,248,395
Affiliated companies (cost $1,077,159)	1,077,159
27,325,554
Cash	176,092
Cash—foreign currencies (cost $64)	126
Receivables and other assets:
Investments sold	126,424
Dividends	28,769
Other	13,927
Total assets	27,670,892

Liabilities
Payables and other liabilities:
Investments purchased	966,536
Trustees’ compensation	94
Other	3,897
Total liabilities	970,527

Net Assets	$26,700,365

Composition of Net Assets
Par value of shares of beneficial interest	$2,996
Additional paid-in capital	30,035,349
Total accumulated loss	(3,337,980)
Net Assets	$26,700,365

Net Asset Value Per Share
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $26,657,363 and 2,991,032 shares of beneficial interest outstanding)	$ 8.91

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $43,002 and 4,829 shares of beneficial interest outstanding)	$ 8.90

See accompanying Notes to Financial Statements.

14      OFI PICTET GLOBAL ENVIRONMENTAL SOLUTIONS FUND

STATEMENT

OF OPERATIONS For the Six Months Ended October 31, 2018 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $4,891)	$164,205
Affiliated companies	5,135
Interest	260
Total investment income	169,600

Expenses
Management fees	74,370
Transfer and shareholder servicing agent fees:
Class I	2,969
Class Y	40
Shareholder communications:
Class I	306
Class Y	885
Legal, auditing and other professional fees	16,231
Registration fees	7,395
Custodian fees and expenses	4,622
Trustees’ compensation	175
Borrowing fees	102
Other	386
Total expenses	107,481
Less waivers and reimbursements of expenses	(23,070)
Net expenses	84,411

Net Investment Income	85,189
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	(1,592,620)
Foreign currency transactions	21,511
Net realized loss	(1,571,109)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in unaffiliated companies	(1,793,579)
Translation of assets and liabilities denominated in foreign currencies	3
Net change in unrealized appreciation/(depreciation)	(1,793,576)
Net Decrease in Net Assets Resulting from Operations	$(3,279,496)

See accompanying Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	October 31, 2018	Period Ended
	(Unaudited)	April 30, 2018[1,2]
Operations
Net investment income	$85,189	$13,074
Net realized gain (loss)	(1,571,109)	75,533
Net change in unrealized appreciation/(depreciation)	(1,793,576)	(147,209)
Net decrease in net assets resulting from operations	(3,279,496)	(58,602)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class I	20,000,000	9,900,000
Class Y	25,979	12,484
Total beneficial interest transactions	20,025,979	9,912,484

Net Assets
Total increase	16,746,483	9,853,882
Beginning of period	9,953,882	100,000[3]
End of period	$26,700,365	$9,953,882

1. For the period from December 21, 2017 (commencement of operations) to April 30, 2018.

2. Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 2– New Accounting Pronouncements for further details.

3. Reflects the value of the Manager’s seed money invested on November 29, 2017.

See accompanying Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Six Months
	Ended	Period
	October 31,	Ended
Class I	2018 (Unaudited)	April 30, 2018[1]
Per Share Operating Data
Net asset value, beginning of period	$9.94	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.04	0.01
Net realized and unrealized loss	(1.07)	(0.07)
Total from investment operations	(1.03)	(0.06)
Net asset value, end of period	$8.91	$9.94

Total Return, at Net Asset Value[3]	(10.36)%	(0.60)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,657	$9,932
Average net assets (in thousands)	$19,715	$10,166
Ratios to average net assets:[4]
Net investment income	0.86%	0.36%
Expenses excluding specific expenses listed below	1.07%	1.58%
Interest and fees from borrowings	0.00%[5]	0.00%
Total expenses[6]	1.07%	1.58%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.82%
Portfolio turnover rate	52%	20%

1. For the period from December 21, 2017 (commencement of operations) to April 30, 2018.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2018	1.07%
Period Ended April 30, 2018	1.58%

See accompanying Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended	Period
	October 31,	Ended
Class Y	2018 (Unaudited)	April 30, 2018[1]
Per Share Operating Data
Net asset value, beginning of period	$9.94	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.04	0.01
Net realized and unrealized loss	(1.08)	(0.07)
Total from investment operations	(1.04)	(0.06)
Net asset value, end of period	$8.90	$9.94

Total Return, at Net Asset Value[3]	(10.36)%	(0.60)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43	$22
Average net assets (in thousands)	$40	$16
Ratios to average net assets:[4]
Net investment income	0.76%	0.35%
Expenses excluding specific expenses listed below	5.61%	1.73%
Interest and fees from borrowings	0.00%[5]	0.00%
Total expenses[6]	5.61%	1.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.94%
Portfolio turnover rate	52%	20%

1. For the period from December 21, 2017 (commencement of operations) to April 30, 2018.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2018	5.61%
Period Ended April 30, 2018	1.73%

See accompanying Notes to Financial Statements.

18      OFI PICTET GLOBAL ENVIRONMENTAL SOLUTIONS FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2018 Unaudited

1. Organization

OFI Pictet Global Environmental Solutions Fund (the “Fund”), a series of OFI Funds Trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Advisor has entered into a sub-sub-advisory agreement with Pictet Asset Management SA (the “Sub-Sub-Adviser”). The Fund commenced operations on December 21, 2017.

The Fund offers Class I and Class Y shares. Class I and Class Y shares are sold to certain institutional investors without a front-end sales charge, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign

19      OFI PICTET GLOBAL ENVIRONMENTAL SOLUTIONS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable,

20      OFI PICTET GLOBAL ENVIRONMENTAL SOLUTIONS FUND

2. Significant Accounting Policies (Continued)

represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended April 30, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended April 30, 2018, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year.

At period end, it is estimated that the capital loss carryforwards would be $1,571,109, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

21      OFI PICTET GLOBAL ENVIRONMENTAL SOLUTIONS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Federal tax cost of securities	$29,863,100
Federal tax cost of other investments	64

Total federal tax cost	$29,863,164

Gross unrealized appreciation	$289,885
Gross unrealized depreciation	(2,827,872)

Net unrealized depreciation	$(2,537,987)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager is evaluating the impacts of these changes on the financial statements.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value

22      OFI PICTET GLOBAL ENVIRONMENTAL SOLUTIONS FUND

3. Securities Valuation (Continued)

of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the

23      OFI PICTET GLOBAL ENVIRONMENTAL SOLUTIONS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$577,351	$109,832	$—	$687,183
Financials	468,123	—	—	468,123
Health Care	3,411,888	645,290	—	4,057,178
Industrials	4,752,274	3,493,183	—	8,245,457
Information Technology	4,114,754	1,970,559	—	6,085,313
Materials	1,960,382	3,230,639	—	5,191,021
Utilities	1,308,073	206,047	—	1,514,120
Investment Company	1,077,159	—	—	1,077,159
Total Assets	$17,670,004	$9,655,550	$—	$27,325,554

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

24      OFI PICTET GLOBAL ENVIRONMENTAL SOLUTIONS FUND

3. Securities Valuation (Continued)

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer

25      OFI PICTET GLOBAL ENVIRONMENTAL SOLUTIONS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, two shareholders each owned 20% or more of the Fund’s total outstanding shares.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued

26      OFI PICTET GLOBAL ENVIRONMENTAL SOLUTIONS FUND

5. Market Risk Factors (Continued)

fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended October 31, 2018		Period Ended April 30, 2018[1,2]
	Shares	Amount	Shares	Amount
Class I
Sold	1,992,032	$20,000,000	990,000	$9,900,000
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	1,992,032	$20,000,000	990,000	$9,900,000

Class Y
Sold	2,862	$28,259	1,193	$12,484
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(226)	(2,280)	—	—

Net increase	2,636	$25,979	1,193	$12,484

1. For the period from December 21, 2017 (commencement of operations) to April 30, 2018.

2. The Fund sold 9,000 shares of Class I at a value of $90,000 and 1,000 shares of Class Y at a value of $10,000 to the Manager upon seeding of the Fund on November 29, 2017. These amounts are not reflected in the table above.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$29,384,359	$9,690,882

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

27      OFI PICTET GLOBAL ENVIRONMENTAL SOLUTIONS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $500 million	0.75%
Next $500 million	0.70
Next $4 billion	0.65
Over $5 billion	0.60

The Fund’s effective management fee for the reporting period was 0.75% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Adviser under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred

28      OFI PICTET GLOBAL ENVIRONMENTAL SOLUTIONS FUND

8. Fees and Other Transactions with Affiliates (Continued)

amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses, interest and fees from borrowing, and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 0.85% for Class I shares and 0.95% for Class Y shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class I	$21,790
Class Y	952

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $328 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowing and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”),

29      OFI PICTET GLOBAL ENVIRONMENTAL SOLUTIONS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

10. Pending Acquisition (Continued)

an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

30      OFI PICTET GLOBAL ENVIRONMENTAL SOLUTIONS FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

31      OFI PICTET GLOBAL ENVIRONMENTAL SOLUTIONS FUND

OFI PICTET GLOBAL ENVIRONMENTAL SOLUTIONS FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Sub-Sub-Adviser	Pictet Asset Management SA

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

32      OFI PICTET GLOBAL ENVIRONMENTAL SOLUTIONS FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

•	Applications or other forms.
•	When you create a user ID and password for online account access.
•	When you enroll in eDocs Direct,SM our electronic document delivery service.
•	Your transactions with us, our affiliates or others.
•	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

33      OFI PICTET GLOBAL ENVIRONMENTAL SOLUTIONS FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS2779.001.1018 December 21, 2018

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company

and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OFI Funds Trust

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/21/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/21/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	12/21/2018